UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2021

H-CYTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E Kennedy Blvd Ste 425 Tampa, FL	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

31st Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On April 2, 2021, H-Cyte, Inc. (the “Company”) entered into a series of agreements, identified below (collectively the “Agreements”) with, Medovex, LLC, a limited liability company formed on December 8, 2020, to pursue a joint venture regarding the continued development and commercialization of the DenerveX Device. Pursuant to the terms of the Agreements, the Company assigned and contributed personal property and related rights, consisting of all the tangible assets relating to the DenerveX rotational ablation denervation device (the “DenerveX Device”) in exchange for (i) a secured convertible promissory note in the original principal amount of $140,000 (the “Note”) and (ii) 400,000 Class B Units of Medovex LLC (the “Exchange Units”). The 400,000 Class B Units represent approximately 22% of the currently outstanding membership interests of Medovex LLC. In addition, pursuant to the Intellectual Property Agreement, the Company will receive a royalty of 6% of gross revenues derived from the sale or licensing of the Denervex Device (no royalty will be payable upon the first $666,667 of gross revenues) during the life of the underlying patent and 2% thereafter. The Company did not give up any of the intellectual property ownership related to the DenerveX Device. Medovex LLC also assumed all of the Company’s existing and future obligations related to the DenerveX Device. Manfred Sablowski, a part owner of Medovex LLC is a former employee of the Company.

The Agreements follow the Company’s decision to focus its available resources on its Healthcare Medical Biosciences Division as it believes that it ultimately represents a significantly greater opportunity than the DenerveX division. Accordingly, the Company recently decided it will no longer manufacture or sell the DenerveX Device but plans to continue to explore possible opportunities to monetize such technology. Following this decision, the Company has entered into the aforementioned Agreements in its continued effort to monetize the DenerveX Device and its related rights.

The foregoing summary of the Agreements does not purport to be complete and are qualified in its entirety by such documents attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Contribution Agreement dated April 2, 2021
10.2	Intellectual property Security Agreement dated April 2, 2021
10.3	A & R LLC Operating agreement-Medovex LLC dated April 2, 2021
10.4	Promissory Note of Medovex LLC dated April 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H-CYTE, INC.

Date: April 8, 2021	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer